UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2005

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2005, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3)
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	333-126661-01 (Commission File Number)	13-3789046 (IRS Employer Identification No.)
270 Park Avenue, New York, New York (Address of principal executive offices)	10167 (Zip Code)

Registrant's telephone number, including area code 212-270-5918

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3, which was made on October 17, 2005.

Exhibit No. 24 Power of Attorney and Certified Board Resolution

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on October 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS PAYING AGENT UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: October 21, 2005
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Administrator:
Andy Streepey 312.904.9387
andy.streepey@abnamro.com
Analyst:
Vamsi Kaipa 714.259.6252
vamsi.kaipa@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Historical Collateral Prepayment
Delinquent Loan Detail
Mortgage Loan Characteristics
Page 2-4
Page 5-7

Page 10-11

Page 16-18
Loan Level Detail
Modified Loan Detail
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Defeased Loans
Realized Loss Detail
Appraisal Reduction Detail
Page 19-29

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
JPM5LDP3
JPM5LDP3_200510_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
24-Aug-05
15-Sep-05
15-Aug-42
Defeased Loans

Parties to The Transaction
Depositor: J.P. Morgan Chase Commercial Mortgage Securities Corp.
Underwriter: J.P. Morgan Securities Inc
Master Servicer: GMAC Commercial Mortgage Corporation
Special Servicer: CW Capital Asset Management LLC
Rating Agency: Moody's Investors Service, Inc./Fitch/Standard & Poor's Ratings Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.gmaccm.com
www.etrustee.net

14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.180204%
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
106
Upper Tier REMIC
Statement Date:
ABN AMRO Acct: 722927.1
989.460045762
12.389017065
0.000000000
977.071028697
3.838280421
Fixed
0.00
0.00
0.000000000
4.6550000000%
0.000000000
46625YSD6
A-1
62,934,000.00
779,690.40
0.00
61,490,988.12
241,558.34
62,270,678.52
1000.000000000
0.000000000
0.000000000
1000.000000000
4.042499990
Fixed
0.00
0.00
0.000000000
4.8510000000%
0.000000000
46625YSE4
A-2
238,973,000.00
0.00
0.00
238,973,000.00
966,048.35
238,973,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.132500000
Fixed
0.00
0.00
0.000000000
4.9590000000%
0.000000000
46625YSF1
A-3
269,596,000.00
0.00
0.00
269,596,000.00
1,114,105.47
269,596,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.113333339
4.9360000000%
0.00
0.00
0.000000000
4.9360000000%
0.000000000
46625YSG9
A-4A
546,251,000.00
0.00
0.00
546,251,000.00
2,246,912.45
546,251,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.163333333
4.9960000000%
0.00
0.00
0.000000000
4.9960000000%
0.000000000
46625YSH7
A-4B
78,036,000.00
0.00
0.00
78,036,000.00
324,889.88
78,036,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.077499976
4.8930000000%
0.00
0.00
0.000000000
4.8930000000%
0.000000000
46625YSK0
A-SB
104,651,000.00
0.00
0.00
104,651,000.00
426,714.45
104,651,000.00
999.438234511
0.644736077
0.000000000
998.793498434
4.112688331
4.9380000000%
0.00
0.00
0.000000000
4.9380000000%
0.000000000
46625YSS3/U48138YK8
A-1A
317,725,000.00
204,848.77
0.00
317,341,664.29
1,306,703.90
317,546,513.06
999.583821006
0.000000000
0.000000000
999.097077810
0.030549002
0.0397824812%
0.00
0.00
0.000000000
0.0366740678%
0.000000000
N
46625YSR5/U48138YJ1
X-1
2,022,707,616.00
0.00
0.00
2,020,881,268.41
61,791.70
2,021,865,807.58
1000.000000000
0.000000000
0.000000000
1000.000000000
0.155757044
0.3232578239%
0.00
0.00
0.000000000
0.1869084536%
0.000000000
N
46625YSL8
X-2
1,980,228,000.00
0.00
0.00
1,980,228,000.00
308,434.46
1,980,228,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.119546153
5.1076939782%
0.00
0.00
0.000000000
4.9434554189%
0.000000000
46625YSM6
A-J
151,703,000.00
0.00
0.00
151,703,000.00
624,947.51
151,703,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.185379565
5.1866939782%
0.00
0.00
0.000000000
5.0224554189%
0.000000000
46625YSN4
B
37,925,000.00
0.00
0.00
37,925,000.00
158,730.52
37,925,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.201213063
5.2056939782%
0.00
0.00
0.000000000
5.0414554189%
0.000000000
46625YSP9
C
17,699,000.00
0.00
0.00
17,699,000.00
74,357.27
17,699,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.283712756
5.3046939782%
0.00
0.00
0.000000000
5.1404554189%
0.000000000
46625YSQ7
D
37,926,000.00
0.00
0.00
37,926,000.00
162,464.09
37,926,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.291213063
5.3136939782%
0.00
0.00
0.000000000
5.1494554189%
0.000000000
46625YST1/U48138YL6
E
17,699,000.00
0.00
0.00
17,699,000.00
75,950.18
17,699,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.291212786
5.3136939782%
0.00
0.00
0.000000000
5.1494554189%
0.000000000
46625YSU8/U48138YM4
F
27,812,000.00
0.00
0.00
27,812,000.00
119,347.21
27,812,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.291212735
5.3136939782%
0.00
0.00
0.000000000
5.1494554189%
0.000000000
46625YSV6/U48138YN2
G
20,227,000.00
0.00
0.00
20,227,000.00
86,798.36
20,227,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.291213020
5.3136939782%
0.00
0.00
0.000000000
5.1494554189%
0.000000000
46625YSW4/U48138YP7
H
25,284,000.00
0.00
0.00
25,284,000.00
108,499.03
25,284,000.00
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.180204%
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
106
Upper Tier REMIC
Statement Date:
ABN AMRO Acct: 722927.1
1000.000000000
0.000000000
0.000000000
1000.000000000
3.925833086
4.7110000000%
0.00
0.00
0.000000000
4.7110000000%
0.000000000
46625YSX2/U48138YQ5
J
10,113,000.00
0.00
0.00
10,113,000.00
39,701.95
10,113,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.925833498
4.7110000000%
0.00
0.00
0.000000000
4.7110000000%
0.000000000
46625YTK9/U48138YT9
K
10,114,000.00
0.00
0.00
10,114,000.00
39,705.88
10,114,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.925833883
4.7110000000%
0.00
0.00
0.000000000
4.7110000000%
0.000000000
46625YTL7/U48138YU6
L
7,585,000.00
0.00
0.00
7,585,000.00
29,777.45
7,585,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.925834652
4.7110000000%
0.00
0.00
0.000000000
4.7110000000%
0.000000000
46625YTM5/U48138YV4
M
2,528,000.00
0.00
0.00
2,528,000.00
9,924.51
2,528,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.925833114
4.7110000000%
0.00
0.00
0.000000000
4.7110000000%
0.000000000
46625YTN3/U48138YW2
N
7,586,000.00
0.00
0.00
7,586,000.00
29,781.37
7,586,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.925832674
4.7110000000%
0.00
0.00
0.000000000
4.7110000000%
0.000000000
46625YTP8/U48138YX0
O
5,056,000.00
0.00
0.00
5,056,000.00
19,849.01
5,056,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.925833400
4.7110000000%
0.00
0.00
0.000000000
4.7110000000%
0.000000000
46625YTQ6/U48138YY8
NR
25,284,616.00
0.00
0.00
25,284,616.00
99,263.19
25,284,616.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
46625YTF0
R
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
46625YTG8
LR
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
2,022,707,616.00
2,021,865,807.58
9,660,795.70
Total
2,020,881,268.41
984,539.17
0.00
8,676,256.53
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.180204%
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
106
Grantor Trust
Statement Date:
ABN AMRO Acct: 722927.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSX202
S
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
7,992,364.37
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
8,722,536.64
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
21.33
Total
21.33
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
8,678,109.91
)
(1,128.88
)
(724.50
0.00
0.00
)
(1,853.38
906,132.30
74,006.66
980,138.96
4,400.21
0.00
0.00
0.00
0.00
4,400.21
984,539.17
9,662,649.08
9,660,795.70
2,021,865,807.85
232
980,138.96
4,400.21
0
0.00
0.00
0
0.00
0
2,020,881,268.68
232
0.00
0.00
74,006.66
730,172.27
74,006.66
730,172.27
44,448.06
0.00
0.00
5,527.34
49,975.41
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(44,448.06
8,676,256.53
Interest Not Advanced (
Current Period
)
0.00
730,172.27
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Statement Date:
Cash Reconciliation Summary Loan Group 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
6,654,985.90
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
7,335,639.99
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
21.33
Total
21.33
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
7,299,562.81
)
(951.58
)
(610.71
0.00
0.00
)
(1,562.29
717,465.07
57,825.12
775,290.19
4,400.21
0.00
0.00
0.00
0.00
4,400.21
779,690.40
8,079,253.21
8,077,690.92
1,704,318,687.12
164
775,290.19
4,400.21
0
0.00
0.00
0
0.00
0
1,703,538,996.72
164
0.00
0.00
57,825.12
680,654.10
57,825.12
680,654.10
36,098.51
0.00
0.00
5,176.18
41,274.69
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(36,098.51
7,298,000.52
Interest Not Advanced (
Current Period
)
0.00
680,654.10
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Statement Date:
Cash Reconciliation Summary Loan Group 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,337,378.48
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
1,386,896.65
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
1,378,547.10
)
(177.30
)
(113.79
0.00
0.00
)
(291.08
188,667.23
16,181.54
204,848.77
0.00
0.00
0.00
0.00
0.00
0.00
204,848.77
1,583,395.87
1,583,104.78
317,547,120.73
68
204,848.77
0.00
0
0.00
0.00
0
0.00
0
317,342,271.96
68
0.00
0.00
16,181.54
49,518.18
16,181.54
49,518.18
8,349.55
0.00
0.00
351.17
8,700.72
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(8,349.55
1,378,256.01
Interest Not Advanced (
Current Period
)
0.00
49,518.18
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
2.00
1.00
0.00
0.00
0.00
0.00
0.00
A-1
30
241,558.34
241,558.34
241,558.34
0.00
20.00%
20.02%
30/360
4.655000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
966,048.35
966,048.35
966,048.35
0.00
20.00%
20.02%
30/360
4.851000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
1,114,105.47
1,114,105.47
1,114,105.47
0.00
20.00%
20.02%
30/360
4.959000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4A
30
2,246,912.45
2,246,912.45
2,246,912.45
0.00
20.00%
20.02%
30/360
4.936000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4B
30
324,889.88
324,889.88
324,889.88
0.00
20.00%
20.02%
30/360
4.996000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-SB
30
426,714.45
426,714.45
426,714.45
0.00
20.00%
20.02%
30/360
4.893000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
1,306,703.90
1,306,703.90
1,306,703.90
0.00
20.00%
20.02%
30/360
4.938000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-1
30
61,791.70
61,791.70
61,791.70
0.00
NA
NA
30/360
0.036674068%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-2
30
308,434.46
308,434.46
308,434.46
0.00
NA
NA
30/360
0.186908454%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
624,947.51
624,947.51
624,947.51
0.00
12.50%
12.51%
30/360
4.943455419%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
158,730.52
158,730.52
158,730.52
0.00
10.63%
10.63%
30/360
5.022455419%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
74,357.27
74,357.27
74,357.27
0.00
9.75%
9.76%
30/360
5.041455419%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
162,464.09
162,464.09
162,464.09
0.00
7.88%
7.88%
30/360
5.140455419%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
75,950.18
75,950.18
75,950.18
0.00
7.00%
7.01%
30/360
5.149455419%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
119,347.21
119,347.21
119,347.21
0.00
5.63%
5.63%
30/360
5.149455419%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
86,798.36
86,798.36
86,798.36
0.00
4.63%
4.63%
30/360
5.149455419%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
108,499.03
108,499.03
108,499.03
0.00
3.38%
3.38%
30/360
5.149455419%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
39,701.95
39,701.95
39,701.95
0.00
2.88%
2.88%
30/360
4.711000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
39,705.88
39,705.88
39,705.88
0.00
2.38%
2.38%
30/360
4.711000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
29,777.45
29,777.45
29,777.45
0.00
2.00%
2.00%
30/360
4.711000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
9,924.51
9,924.51
9,924.51
0.00
1.88%
1.88%
30/360
4.711000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
29,781.37
29,781.37
29,781.37
0.00
1.50%
1.50%
30/360
4.711000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
19,849.01
19,849.01
19,849.01
0.00
1.25%
1.25%
30/360
4.711000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
NR
30
99,263.19
99,263.19
99,263.19
0.00
0.00%
0.00%
30/360
4.711000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
8,676,256.53
8,676,256.53
8,676,256.53
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
21.33
21.33
Total Excess Allocated to the Bonds
21.33
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
21.33
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
46625YSD6
NR
Aaa
AAA
A-2
46625YSE4
NR
Aaa
AAA
A-3
46625YSF1
NR
Aaa
AAA
A-4A
46625YSG9
NR
Aaa
AAA
A-4B
46625YSH7
NR
Aaa
AAA
A-SB
46625YSK0
NR
Aaa
AAA
A-1A
46625YSS3
NR
Aaa
AAA
X-1
46625YSR5
NR
Aaa
AAA
X-2
46625YSL8
NR
Aaa
AAA
A-J
46625YSM6
NR
Aaa
AAA
B
46625YSN4
NR
Aa2
AA
C
46625YSP9
NR
Aa3
AA-
D
46625YSQ7
NR
A2
A
E
46625YST1
NR
A3
A-
F
46625YSU8
NR
Baa1
BBB+
G
46625YSV6
NR
Baa2
BBB
H
46625YSW4
NR
Baa3
BBB-
J
46625YSX2
NR
Ba1
BB+
K
46625YTK9
NR
Ba2
BB
L
46625YTL7
NR
Ba3
BB-
M
46625YTM5
NR
B1
B+
N
46625YTN3
NR
B2
B

14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
O
46625YTP8
NR
B3
B-
NR
46625YTQ6
NR
NR
NR
S
9ABSX202
NR
NR
NR

14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722927.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10/17/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
9/15/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722927.1
Series 2005 - LDP3
17-Oct-05
232
100.00%
2,020,881,269
99.90%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
106
277
5.18%
5.15%
0
0
0
0
15-Sep-05
232
100.00%
2,021,865,808
99.95%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
107
278
5.35%
5.31%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Sep-05
198,000.00
198,000.00
0.00
B
6
5-Sep-05
126,853.33
126,853.33
0.00
B
15
1-Sep-05
65,124.82
65,124.82
0.00
B
37
1-Sep-05
66,407.22
66,407.22
0.00
B
38
1-Sep-05
48,307.50
48,307.50
0.00
B
42
1-Sep-05
30,900.00
30,900.00
0.00
B
62
1-Sep-05
28,003.33
28,003.33
0.00
B
76
1-Sep-05
26,043.23
26,043.23
0.00
B
99
1-Sep-05
21,797.65
21,797.65
0.00
B
115
1-Sep-05
23,136.30
23,136.30
0.00
B
117
1-Sep-05
15,720.00
15,720.00
0.00
B
124
1-Sep-05
21,960.98
21,960.98
0.00
B
128
1-Sep-05
19,035.62
19,035.62
0.00
B
135
1-Sep-05
18,894.28
18,894.28
0.00
B
140
1-Sep-05
19,486.17
19,486.17
0.00
B
150
1-Sep-05
10,993.13
10,993.13
0.00
B
175
1-Sep-05
14,306.45
14,306.45
0.00
B
182
1-Sep-05
10,879.91
10,879.91
0.00
B
199
1-Sep-05
10,120.35
10,120.35
0.00
B
202
1-Sep-05
10,482.08
10,482.08
0.00
B
206
1-Sep-05
9,118.34
9,118.34
0.00
B
211
1-Sep-05
8,608.25
8,608.25
0.00
B
219
804,178.93
804,178.93
Total
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722927.1
Series 2005 - LDP3
Commercial Mortgage Pass-Through Certificates
30-Sep-05
15-Nov-05
15-Sep-05
17-Oct-05
17-Oct-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
1
996,216
0.05
116
5.87
0.00
%
0 to
1,000,000
%
42
66,138,476
3.27
117
5.49
0.00
%
1,000,000 to
2,000,000
%
44
112,818,355
5.58
115
5.41
0.00
%
2,000,000 to
3,000,000
%
37
129,373,142
6.40
116
5.37
0.00
%
3,000,000 to
4,000,000
%
18
81,387,559
4.03
113
5.34
0.00
%
4,000,000 to
5,000,000
%
12
68,655,494
3.40
109
5.31
0.00
%
5,000,000 to
6,000,000
%
16
102,611,129
5.08
106
5.31
0.00
%
6,000,000 to
7,000,000
%
6
44,481,489
2.20
117
5.20
0.00
%
7,000,000 to
8,000,000
%
6
51,296,356
2.54
102
5.15
0.00
%
8,000,000 to
9,000,000
%
6
57,253,945
2.83
117
5.27
0.00
%
9,000,000 to 10,000,000
%
2
21,877,212
1.08
117
5.36
0.00
%
10,000,000 to 11,000,000
%
7
80,821,095
4.00
109
5.25
0.00
%
11,000,000 to 12,000,000
%
3
37,811,304
1.87
97
5.04
0.00
%
12,000,000 to 13,000,000
%
2
27,268,798
1.35
74
4.79
0.00
%
13,000,000 to 14,000,000
%
2
28,850,000
1.43
117
5.27
0.00
%
14,000,000 to 15,000,000
%
15
318,703,659
15.77
101
5.22
0.00
%
15,000,000 to 30,000,000
%
8
308,415,690
15.26
122
5.19
0.00
%
30,000,000 to 60,000,000
%
3
207,715,885
10.28
88
5.03
0.00
%
60,000,000 to 80,000,000
%
1
100,000,000
4.95
117
4.73
0.00
%
80,000,000 to 100,000,000
%
1
174,405,464
8.63
81
4.92
0.00
%
100,000,000 &
Above
%
174,405,464
996,216
2,020,881,269
232
100.00
%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
8,710,695
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
1
32,670,000
1.62
57
4.45
0.00
%
0.000%
%
to
4.500%
3
42,953,798
2.13
56
4.58
0.00
%
4.501%
%
to
4.625%
1
100,000,000
4.95
117
4.73
0.00
%
4.626%
%
to
4.750%
6
42,795,000
2.12
56
4.85
0.00
%
4.751%
%
to
4.875%
14
390,295,984
19.31
88
4.94
0.00
%
4.876%
%
to
5.000%
16
200,324,010
9.91
136
5.08
0.00
%
5.001%
%
to
5.125%
40
418,044,368
20.69
104
5.18
0.00
%
5.126%
%
to
5.250%
58
310,585,563
15.37
117
5.30
0.00
%
5.251%
%
to
5.375%
32
214,020,231
10.59
116
5.42
0.00
%
5.376%
%
to
5.500%
27
150,439,676
7.44
107
5.57
0.00
%
5.501%
%
to
5.625%
19
78,511,563
3.89
116
5.68
0.00
%
5.626%
%
to
5.750%
9
18,166,724
0.90
121
5.82
0.00
%
5.751%
%
to
5.875%
2
3,830,639
0.19
117
5.94
0.00
%
5.876%
%
to
6.000%
2
5,902,374
0.29
156
6.02
0.00
%
6.001%
%
to
6.125%
2
12,341,340
0.61
87
6.31
0.00
%
6.126%
%
&
Above
232
2,020,881,269
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00
%
4.450%
6.325%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
18
263,505,520
13.04
57
4.93
0.00
%
%
to
0
60
142
949,241,092
46.97
108
5.19
0.00
%
%
to
61
120
1
1,262,423
0.06
176
5.83
0.00
%
%
to
121
180
1
2,763,878
0.14
201
6.01
0.00
%
%
to
181
240
0
0
0.00
0
0.00
0.00
%
%
&
241
Above
201
55
162
1,216,772,913
Minimum Remaining Term
Maximum Remaining Term
60.21
%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0
to
30
1
2,600,000
0.13
57
5.41
0.00
%
%
31
to
60
2
8,450,000
0.42
82
5.23
0.00
%
%
61
to
90
3
63,612,973
3.15
91
5.18
0.00
%
%
91
to
100
0
0
0.00
0
0.00
0.00
%
%
101
to
110
63
687,320,383
34.01
117
5.26
0.00
%
%
111
to
120
0
0
0.00
0
0.00
0.00
%
%
121
to
210
1
42,125,000
2.08
225
5.10
0.00
%
%
211
& Above
225
57
70
804,108,356
Minimum Remaining Term
Maximum Remaining Term
%
39.79

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722927.1
Series 2005 - LDP3
Commercial Mortgage Pass-Through Certificates
30-Sep-05
15-Nov-05
15-Sep-05
17-Oct-05
17-Oct-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0.001 0.200
0
0
0.00
0
0.00
0.00
%
%
0.201 0.375
0
0
0.00
0
0.00
0.00
%
%
0.376 0.550
0
0
0.00
0
0.00
0.00
%
%
0.551 0.725
0
0
0.00
0
0.00
0.00
%
%
0.726 0.900
0
0
0.00
0
0.00
0.00
%
%
0.901 1.075
0
0
0.00
0
0.00
0.00
%
%
1.076 1.250
0
0
0.00
0
0.00
0.00
%
%
1.251 1.425
0
0
0.00
0
0.00
0.00
%
%
1.426 1.600
0
0
0.00
0
0.00
0.00
%
%
1.601 1.725
0
0
0.00
0
0.00
0.00
%
%
1.726 2.000
0
0
0.00
0
0.00
0.00
%
%
2.001 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 3.000
0
0
0.00
0
0.00
0.00
%
%
3.001 3.500
0
0
0.00
0
0.00
0.00
%
%
3.501 & Above
232
2,020,881,269
100.00
106
5.18
0.00
%
%
Unknown
0.000
0.000
232
2,020,881,269
100.00
%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0.000 1.050
0
0
0.00
0
0.00
0.00
%
%
1.051 1.175
82
665,663,208
32.94
120
5.29
0.00
%
%
1.176 1.300
61
459,620,022
22.74
103
5.18
0.00
%
%
1.301 1.425
49
340,385,709
16.84
102
5.38
0.00
%
%
1.426 1.550
14
113,202,299
5.60
106
5.23
0.00
%
%
1.551 1.675
5
26,765,004
1.32
117
5.19
0.00
%
%
1.676 1.800
2
82,491,970
4.08
118
4.93
0.00
%
%
1.801 1.925
4
84,869,549
4.20
63
4.99
0.00
%
%
1.926 2.050
0
0
0.00
0
0.00
0.00
%
%
2.051 2.175
5
40,102,500
1.98
86
5.01
0.00
%
%
2.176 2.300
2
18,452,798
0.91
56
4.68
0.00
%
%
2.301 2.425
1
12,815,000
0.63
56
4.59
0.00
%
%
2.426 2.550
2
38,870,000
1.92
66
4.61
0.00
%
%
2.551 2.675
0
0
0.00
0
0.00
0.00
%
%
2.676 & Above
5
137,643,210
6.81
107
4.74
0.00
%
%
Unknown
5.640
1.200
232
2,020,881,269 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
California
54
439,473,014
21.75
110
5.16
0.00
%
%
Texas
22
230,996,038
11.43
90
5.19
0.00
%
%
Connecticut
7
211,377,435
10.46
86
4.97
0.00
%
%
Florida
15
192,622,895
9.53
104
5.00
0.00
%
%
Michigan
9
143,117,024
7.08
117
5.30
0.00
%
%
New York
10
119,655,225
5.92
117
5.33
0.00
%
%
Massachusetts
1
80,000,000
3.96
118
4.93
0.00
%
%
Colorado
9
64,969,225
3.21
91
5.42
0.00
%
%
Georgia
8
53,174,859
2.63
117
5.23
0.00
%
%
Maryland
2
50,900,000
2.52
116
5.27
0.00
%
%
Oklahoma
6
45,471,991
2.25
117
5.31
0.00
%
%
Arizona
7
38,266,308
1.89
112
5.18
0.00
%
%
Nevada
5
34,454,757
1.70
117
5.30
0.00
%
%
Illinois
8
28,879,317
1.43
100
5.32
0.00
%
%
Ohio
8
26,359,620
1.30
117
5.33
0.00
%
%
New Jersey
2
22,738,709
1.13
118
5.09
0.00
%
%
South Carolina
7
22,197,589
1.10
101
5.33
0.00
%
%
Pennsylvania
4
21,466,134
1.06
116
5.15
0.00
%
%
Louisiana
5
19,758,271
0.98
121
5.26
0.00
%
%
Kentucky
5
18,689,315
0.92
117
5.23
0.00
%
%
Virginia
3
17,508,102
0.87
117
5.35
0.00
%
%
North Carolina
6
16,829,436
0.83
117
5.39
0.00
%
%
Indiana
5
13,268,568
0.66
117
5.25
0.00
%
%
Mississippi
2
12,705,473
0.63
88
5.86
0.00
%
%
Wisconsin
3
12,078,647
0.60
117
5.31
0.00
%
%
Oregon
1
11,300,000
0.56
115
5.15
0.00
%
%
Alaska
1
10,900,000
0.54
116
5.28
0.00
%
%
Idaho
2
10,278,522
0.51
117
5.28
0.00
%
%
Tennessee
2
8,796,216
0.44
115
5.37
0.00
%
%
Minnesota
2
7,795,278
0.39
116
5.46
0.00
%
%
Washington
3
7,254,446
0.36
102
5.50
0.00
%
%
Missouri
1
7,226,612
0.36
118
5.00
0.00
%
%
Rhode Island
1
6,300,000
0.31
56
4.78
0.00
%
%
Kansas
1
4,083,692
0.20
117
5.63
0.00
%
%
Alabama
2
3,782,381
0.19
114
5.65
0.00
%
%
Hawaii
1
3,150,000
0.16
118
5.00
0.00
%
%
Utah
1
1,535,435
0.08
117
5.54
0.00
%
%
New Hampshire
1
1,520,734
0.08
118
5.85
0.00
%
%
100.00
2,020,881,269
232
%

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722927.1
Series 2005 - LDP3
Commercial Mortgage Pass-Through Certificates
30-Sep-05
15-Nov-05
15-Sep-05
17-Oct-05
17-Oct-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Office
51
676,190,238
33.46
103
5.26
0.00
%
%
Retail
71
635,328,632
31.44
105
5.15
0.00
%
%
Multifamily
64
335,260,544
16.59
112
5.24
0.00
%
%
Lodging
3
188,969,414
9.35
117
4.82
0.00
%
%
Self Storage
21
76,274,016
3.77
104
5.21
0.00
%
%
Mobile Home Park
11
66,412,989
3.29
89
5.19
0.00
%
%
Industrial
10
38,995,436
1.93
117
5.41
0.00
%
%
Other
1
3,450,000
0.17
118
5.20
0.00
%
%
2,020,881,269
232
100.00
%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Amortizing Balloon
138
788,347,881
39.01
106
5.25
0.00
%
%
ARD
2
58,093,669
2.87
196
5.26
0.00
%
%
Full Amortizing
2
2,644,985
0.13
146
5.63
0.00
%
%
IO Maturity Balloon
22
425,780,047
21.07
81
4.92
0.00
%
%
IO/Amortizing/Balloon
68
746,014,687
36.92
114
5.24
0.00
%
%
2,020,881,269
232
100.00
%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
232
2,020,881,269
100.00
106
0.00
%
%
5.18
0
to
12
0
0
0.00
0
0.00
%
%
0.00
13
to
24
0
0
0.00
0
0.00
%
%
0.00
25
to
36
0
0
0.00
0
0.00
%
%
0.00
37
to
48
0
0
0.00
0
0.00
%
%
0.00
49
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
232
2,020,881,269
100.00
%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
0
0
0.00
0
0.00
0.00
%
%
2008
0
0
0.00
0
0.00
0.00
%
%
2009
19
266,105,520
13.17
57
4.94
0.00
%
%
2010
0
0
0.00
0
0.00
0.00
%
%
2011
4
247,571,349
12.25
81
5.00
0.00
%
%
2012
3
63,612,973
3.15
91
5.18
0.00
%
%
2013
0
0
0.00
0
0.00
0.00
%
%
2014
203
1,397,440,126
69.15
117
5.26
0.00
%
%
2015
3
46,151,301
2.28
222
5.17
0.00
%
%
2016 & Greater
100.00
2,020,881,269
232
%

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CT
4.92%
1-Jul-12
JP5LDP3A
Retail
0.00
174,405,464
931,060
1
FL
4.73%
1-Jul-15
JP5LDP3A
Lodging
0.00
100,000,000
393,750
2
MA
4.93%
1-Aug-15
JP5LDP3A
Lodging
0.00
80,000,000
328,467
3
TX
5.20%
1-Jun-12
JP5LDP3A
Retail
0.00
64,715,885
356,922
4
CA
4.97%
1-Jul-10
JP5LDP3A
Office
0.00
63,000,000
260,925
5
MI
5.35%
1-Aug-15
JP5LDP3A
Office
0.00
45,000,000
200,625
B
6
CA
5.59%
11-Jul-15
JP5LDP3A
Office
0.00
44,000,000
204,967
7
CA
5.10%
1-Jul-24
JP5LDP3A
Retail
0.00
42,125,000
178,856
8
TX
5.22%
1-May-13
JP5LDP3A
Office
0.00
40,920,690
177,937
9
NY
5.33%
1-Jul-15
JP5LDP3A
Office
0.00
37,500,000
166,563
10
MI
5.17%
1-Jun-15
JP5LDP3A
Multifamily
0.00
35,400,000
152,515
11
CA
4.45%
11-Jul-10
JP5LDP3A
Office
0.00
32,670,000
121,151
12
NY
5.12%
11-Jul-15
JP5LDP3A
Retail
0.00
30,800,000
131,413
13
GA
5.16%
11-Jul-15
JP5LDP3B
Multifamily
0.00
29,600,000
127,280
14
MD
5.40%
5-Jun-15
JP5LDP3A
Office
0.00
28,400,000
127,800
B
15
CA
5.42%
1-Aug-15
JP5LDP3A
Office
0.00
27,400,000
123,757
16
CO
5.56%
1-Aug-10
JP5LDP3A
Office
0.00
26,000,000
120,467
17
OK
5.15%
1-Jul-15
JP5LDP3A
Office
0.00
22,925,640
125,586
18
MD
5.10%
1-Jul-15
JP5LDP3A
Retail
0.00
22,500,000
95,625
19
FL
5.15%
11-Jul-10
JP5LDP3A
Mobile Home Park
0.00
21,400,000
91,842
20
TX
4.87%
11-Jun-10
JP5LDP3B
Multifamily
0.00
21,200,000
86,037
21
CA
5.13%
11-Jun-15
JP5LDP3A
Office
0.00
20,000,000
85,500
22
MI
5.41%
1-May-15
JP5LDP3A
Office
0.00
17,625,000
79,474
23
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TX
5.16%
1-May-15
JP5LDP3A
Office
0.00
16,976,914
73,001
24
CA
5.21%
6-Jun-15
JP5LDP3B
Multifamily
0.00
16,925,849
93,454
25
CA
4.59%
1-Jul-10
JP5LDP3A
Self Storage
0.00
16,650,000
63,686
26
TX
5.69%
1-Aug-15
JP5LDP3A
Office
0.00
15,968,669
92,763
27
AZ
5.06%
6-Jun-15
JP5LDP3B
Multifamily
0.00
15,131,587
82,155
28
CO
5.38%
11-Jul-15
JP5LDP3A
Office
0.00
14,600,000
65,457
29
NY
5.15%
1-Aug-15
JP5LDP3A
Office
0.00
14,250,000
61,156
30
CT
5.02%
1-May-13
JP5LDP3A
Office
0.00
13,780,000
57,623
31
CA
4.56%
11-Jun-10
JP5LDP3A
Retail
0.00
13,488,798
51,257
32
TX
4.59%
11-Jun-10
JP5LDP3A
Retail
0.00
12,815,000
49,017
33
NJ
5.12%
1-Aug-15
JP5LDP3A
Office
0.00
12,771,681
69,655
34
MI
5.43%
1-Aug-15
JP5LDP3A
Retail
0.00
12,224,623
69,017
35
NV
5.29%
1-Aug-15
JP5LDP3A
Office
0.00
12,000,000
52,900
36
MI
5.16%
1-Aug-15
JP5LDP3A
Office
0.00
11,923,783
65,324
B
37
NY
5.66%
1-Sep-15
JP5LDP3A
Office
0.00
11,512,760
66,599
B
38
TX
5.00%
11-Jun-10
JP5LDP3A
Retail
0.00
11,449,749
47,707
39
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
11,309,804
62,658
40
GA
5.26%
1-May-15
JP5LDP3A
Office
0.00
11,325,000
49,641
41
OR
5.15%
1-May-15
JP5LDP3A
Office
0.00
11,300,000
48,496
B
42
CA
5.43%
1-Aug-15
JP5LDP3A
Retail
0.00
10,977,212
61,975
43
AK
5.28%
11-Jun-15
JP5LDP3B
Mobile Home Park
0.00
10,900,000
47,960
44
NJ
5.06%
1-Jul-15
JP5LDP3A
Retail
0.00
9,967,029
54,049
45
NY
5.42%
11-Jul-15
JP5LDP3A
Office
0.00
9,770,154
55,152
46
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
FL
5.46%
1-Jul-15
JP5LDP3A
Office
0.00
9,600,000
43,680
47
CA
5.05%
11-Aug-15
JP5LDP3A
Multifamily
0.00
9,400,000
39,558
48
VA
5.55%
11-Jun-15
JP5LDP3A
Retail
0.00
9,336,962
53,525
49
PA
5.11%
1-May-15
JP5LDP3A
Office
0.00
9,179,800
39,091
50
LA
4.92%
1-Jul-15
JP5LDP3A
Lodging
0.00
8,969,414
47,875
51
FL
5.27%
1-May-13
JP5LDP3A
Office
0.00
8,912,283
39,125
52
CO
5.18%
11-May-15
JP5LDP3A
Retail
0.00
8,543,394
47,063
53
FL
4.83%
1-Jun-10
JP5LDP3A
Office
0.00
8,400,000
33,810
54
FL
5.46%
1-Jul-15
JP5LDP3A
Retail
0.00
8,400,000
38,220
55
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
8,071,265
44,716
56
TN
5.31%
1-May-15
JP5LDP3A
Office
0.00
7,800,000
34,515
57
MI
4.98%
1-Aug-15
JP5LDP3B
Multifamily
0.00
7,500,000
31,125
58
CA
5.45%
1-Jun-15
JP5LDP3A
Self Storage
0.00
7,454,878
45,833
59
CA
5.30%
11-Jul-15
JP5LDP3A
Retail
0.00
7,300,000
32,242
60
MO
5.00%
1-Aug-15
JP5LDP3A
Retail
0.00
7,226,612
42,383
61
PA
5.17%
1-Jun-15
JP5LDP3A
Multifamily
0.00
7,200,000
31,020
B
62
MS
5.46%
1-Jun-15
JP5LDP3B
Multifamily
0.00
6,880,000
31,304
63
TX
4.95%
1-Jul-15
JP5LDP3B
Multifamily
0.00
6,750,000
27,844
64
NV
5.27%
1-Aug-15
JP5LDP3B
Multifamily
0.00
6,700,000
29,424
65
MI
5.58%
1-Apr-15
JP5LDP3A
Retail
0.00
6,662,051
38,450
66
NV
5.66%
11-Jul-15
JP5LDP3A
Industrial
0.00
6,580,962
38,139
67
FL
6.29%
1-Jun-15
JP5LDP3A
Retail
0.00
6,515,867
43,370
68
ID
5.05%
1-Jul-15
JP5LDP3A
Retail
0.00
6,478,522
35,092
69
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
FL
5.05%
11-Aug-15
JP5LDP3B
Mobile Home Park
0.00
6,430,530
34,795
70
FL
5.20%
11-Jul-10
JP5LDP3A
Mobile Home Park
0.00
6,400,000
27,733
71
RI
4.78%
11-Jun-10
JP5LDP3A
Retail
0.00
6,300,000
25,095
72
VA
5.00%
1-Aug-15
JP5LDP3A
Office
0.00
6,185,934
33,283
73
OK
5.36%
1-Sep-15
JP5LDP3A
Retail
0.00
6,193,033
34,660
74
OK
5.58%
1-Jun-15
JP5LDP3B
Multifamily
0.00
6,200,000
28,830
75
MN
5.44%
1-Jun-15
JP5LDP3A
Office
0.00
6,200,000
28,107
B
76
OH
5.20%
1-Aug-15
JP5LDP3A
Office
0.00
6,086,729
33,496
77
SC
5.00%
11-Jul-10
JP5LDP3A
Retail
0.00
6,047,500
25,198
78
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
5,987,630
33,172
79
CT
5.28%
1-Aug-15
JP5LDP3B
Multifamily
0.00
6,000,000
26,400
80
IL
5.34%
1-Jul-15
JP5LDP3A
Office
0.00
5,981,398
33,467
81
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
5,947,198
32,948
82
WI
5.05%
1-Jul-15
JP5LDP3B
Multifamily
0.00
5,940,000
24,973
83
MS
6.33%
1-May-10
JP5LDP3B
Multifamily
0.00
5,825,473
36,305
84
SC
5.16%
1-Aug-15
JP5LDP3A
Retail
0.00
5,800,000
24,940
85
NV
5.00%
11-Jun-15
JP5LDP3B
Mobile Home Park
0.00
5,723,796
30,867
86
OH
5.53%
11-Aug-15
JP5LDP3A
Retail
0.00
5,700,000
26,268
87
AZ
4.99%
1-Aug-12
JP5LDP3B
Mobile Home Park
0.00
5,450,000
22,663
88
CT
5.25%
1-Jun-15
JP5LDP3A
Industrial
0.00
5,200,000
22,750
89
AZ
5.21%
11-Jun-15
JP5LDP3B
Multifamily
0.00
5,100,000
22,143
90
CT
5.34%
1-Jul-15
JP5LDP3A
Industrial
0.00
5,000,000
22,250
91
NY
5.21%
1-Aug-15
JP5LDP3A
Retail
0.00
5,000,000
21,708
92
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
IL
5.02%
1-Jul-10
JP5LDP3A
Retail
0.00
4,964,000
20,766
93
KY
5.21%
1-Jul-15
JP5LDP3A
Self Storage
0.00
4,884,369
26,940
94
NC
5.38%
1-Jun-15
JP5LDP3A
Industrial
0.00
4,880,000
21,879
95
GA
5.30%
1-Jul-15
JP5LDP3B
Multifamily
0.00
4,800,000
21,200
96
CA
5.20%
1-Aug-15
JP5LDP3A
Retail
0.00
4,714,721
25,945
97
CT
5.25%
1-Jun-15
JP5LDP3A
Industrial
0.00
4,500,000
19,688
98
IL
5.70%
1-Jun-15
JP5LDP3A
Office
0.00
4,482,325
26,118
B
99
IN
4.96%
6-Jun-15
JP5LDP3B
Multifamily
0.00
4,437,515
23,823
100
KY
5.21%
1-Jul-15
JP5LDP3A
Self Storage
0.00
4,423,843
24,400
101
CA
5.60%
1-Jul-15
JP5LDP3B
Multifamily
0.00
4,400,000
20,541
102
LA
5.57%
1-Jul-15
JP5LDP3A
Retail
0.00
4,250,000
19,709
103
CA
5.30%
11-Jul-15
JP5LDP3A
Retail
0.00
4,240,000
18,727
104
AZ
5.34%
1-Aug-15
JP5LDP3A
Retail
0.00
4,191,130
23,427
105
CA
5.61%
1-Jul-15
JP5LDP3A
Office
0.00
4,112,965
23,707
106
KS
5.63%
11-Jul-15
JP5LDP3A
Retail
0.00
4,083,692
23,615
4,400
107
OK
5.38%
1-Jun-15
JP5LDP3B
Multifamily
0.00
4,023,001
22,635
108
PA
5.08%
1-Aug-15
JP5LDP3B
Multifamily
0.00
3,991,076
21,669
109
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
3,911,580
21,671
110
TX
5.47%
11-Jun-15
JP5LDP3A
Retail
0.00
3,900,000
17,778
111
CA
5.20%
11-Aug-15
JP5LDP3A
Retail
0.00
3,850,000
16,683
112
TX
5.56%
1-Jul-15
JP5LDP3A
Retail
0.00
3,838,639
22,005
113
MI
5.29%
11-Aug-15
JP5LDP3B
Multifamily
0.00
3,840,000
16,928
114
IL
5.60%
1-Jun-15
JP5LDP3A
Retail
0.00
3,792,715
21,861
B
115
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
ID
5.68%
11-Aug-15
JP5LDP3A
Retail
0.00
3,800,000
17,987
116
OH
5.44%
1-Jun-15
JP5LDP3B
Multifamily
0.00
3,777,100
23,199
B
117
TX
5.12%
1-Aug-15
JP5LDP3A
Industrial
0.00
3,750,000
16,000
118
KY
5.21%
1-Jul-15
JP5LDP3A
Self Storage
0.00
3,728,069
20,562
119
TX
5.28%
11-Aug-15
JP5LDP3A
Retail
0.00
3,725,000
16,390
120
NC
5.27%
1-Jul-15
JP5LDP3B
Multifamily
0.00
3,708,286
20,588
121
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
3,672,095
20,344
122
CA
5.82%
1-Jun-15
JP5LDP3A
Retail
0.00
3,629,370
23,117
123
AZ
5.30%
1-Jul-15
JP5LDP3A
Retail
0.00
3,600,000
15,900
B
124
CO
5.32%
11-Jul-15
JP5LDP3A
Retail
0.00
3,588,789
20,036
125
TX
5.38%
11-Jul-15
JP5LDP3A
Retail
0.00
3,514,168
19,750
126
OK
5.38%
1-Aug-15
JP5LDP3A
Retail
0.00
3,492,671
19,610
127
TX
5.75%
1-Feb-15
JP5LDP3B
Multifamily
0.00
3,458,408
22,019
B
128
NV
5.20%
1-Aug-15
JP5LDP3A
Other
0.00
3,450,000
14,950
129
FL
5.55%
11-Jun-15
JP5LDP3A
Mobile Home Park
0.00
3,436,002
19,697
130
CA
5.30%
11-Jul-15
JP5LDP3A
Retail
0.00
3,360,000
14,840
131
FL
5.27%
1-Aug-15
JP5LDP3A
Retail
0.00
3,342,819
18,540
132
TX
5.28%
11-Jul-15
JP5LDP3A
Office
0.00
3,350,000
14,740
133
SC
5.63%
1-Aug-15
JP5LDP3A
Self Storage
0.00
3,293,453
19,007
134
WI
5.67%
1-Jul-15
JP5LDP3A
Retail
0.00
3,290,503
19,091
B
135
CA
5.45%
6-Aug-15
JP5LDP3B
Multifamily
0.00
3,230,323
18,278
136
NC
5.27%
1-Jul-15
JP5LDP3B
Multifamily
0.00
3,229,798
17,932
137
OH
5.21%
1-Jul-15
JP5LDP3A
Self Storage
0.00
3,169,856
17,483
138
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
HI
5.00%
11-Aug-15
JP5LDP3A
Office
0.00
3,150,000
13,125
139
NY
6.03%
1-Jun-15
JP5LDP3A
Office
0.00
3,138,496
18,947
B
140
CO
5.10%
11-Jul-15
JP5LDP3A
Retail
0.00
3,114,786
16,967
141
FL
5.31%
1-Jun-15
JP5LDP3A
Office
0.00
3,086,761
17,234
142
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
3,073,384
17,027
143
IL
4.85%
1-Aug-10
JP5LDP3A
Retail
0.00
3,075,000
12,428
144
CA
5.62%
11-Aug-15
JP5LDP3A
Office
0.00
3,013,995
17,375
145
WA
5.66%
11-Jul-12
JP5LDP3B
Multifamily
0.00
3,000,000
14,150
146
CA
5.41%
1-Jul-15
JP5LDP3A
Retail
0.00
2,990,843
16,865
147
MI
5.70%
1-Jul-15
JP5LDP3A
Retail
0.00
2,941,568
17,122
148
CA
5.45%
1-Jul-15
JP5LDP3A
Self Storage
0.00
2,891,227
16,375
149
KY
5.35%
1-Aug-15
JP5LDP3A
Office
0.00
2,861,967
19,534
B
150
NY
5.74%
1-Jul-15
JP5LDP3B
Multifamily
0.00
2,855,000
13,664
151
CA
5.78%
1-Jun-15
JP5LDP3A
Retail
0.00
2,848,961
16,745
152
WI
5.45%
1-Jun-15
JP5LDP3A
Office
0.00
2,848,144
16,149
153
NY
5.44%
1-Jul-15
JP5LDP3A
Self Storage
0.00
2,841,359
16,075
154
LA
5.40%
1-Jul-15
JP5LDP3A
Retail
0.00
2,791,434
15,723
155
KY
5.21%
1-Jul-15
JP5LDP3A
Self Storage
0.00
2,791,068
15,394
156
IL
6.01%
1-Jul-22
JP5LDP3A
Retail
0.00
2,763,878
17,896
157
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
2,754,071
15,258
158
IN
5.21%
1-Jul-15
JP5LDP3A
Self Storage
0.00
2,737,318
16,414
159
FL
5.22%
1-Aug-15
JP5LDP3A
Office
0.00
2,714,108
14,969
160
FL
5.32%
11-Jun-15
JP5LDP3B
Multifamily
0.00
2,688,493
15,027
161
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CO
5.69%
11-Aug-15
JP5LDP3A
Industrial
0.00
2,670,355
18,738
162
CO
5.22%
5-Aug-15
JP5LDP3A
Self Storage
0.00
2,644,259
14,584
163
OK
5.82%
1-Jul-15
JP5LDP3A
Self Storage
0.00
2,637,646
15,553
164
CO
5.41%
11-Jul-10
JP5LDP3A
Retail
0.00
2,600,000
11,722
165
IL
4.85%
1-Aug-10
JP5LDP3A
Retail
0.00
2,580,000
10,428
166
OH
5.21%
1-Jul-15
JP5LDP3A
Self Storage
0.00
2,571,770
14,185
167
IN
5.21%
1-Jul-15
JP5LDP3A
Self Storage
0.00
2,538,240
15,221
168
GA
5.32%
1-Jul-15
JP5LDP3A
Retail
0.00
2,532,090
14,136
169
OH
5.21%
1-Jul-15
JP5LDP3A
Self Storage
0.00
2,531,897
13,965
170
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
2,525,434
13,991
171
AZ
5.25%
1-Jul-15
JP5LDP3B
Multifamily
0.00
2,500,000
10,938
172
CT
5.18%
11-Jul-15
JP5LDP3A
Office
0.00
2,491,970
13,697
173
LA
5.51%
1-Aug-15
JP5LDP3A
Retail
0.00
2,485,000
11,410
174
TX
5.35%
1-Jul-15
JP5LDP3A
Retail
0.00
2,475,000
11,034
B
175
WA
5.19%
1-Aug-15
JP5LDP3B
Mobile Home Park
0.00
2,459,626
13,520
176
NC
5.55%
1-Jul-15
JP5LDP3B
Multifamily
0.00
2,392,902
13,702
177
TX
5.53%
11-Jun-15
JP5LDP3A
Office
0.00
2,390,220
13,672
178
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
2,354,422
13,044
179
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
2,328,458
12,900
180
AZ
5.81%
1-Jul-15
JP5LDP3A
Self Storage
0.00
2,293,591
13,510
181
CA
5.66%
1-Jun-15
JP5LDP3A
Retail
0.00
2,286,642
14,345
B
182
CA
5.29%
1-Jul-15
JP5LDP3A
Industrial
0.00
2,242,946
12,480
183
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
2,235,188
12,383
184
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TX
5.57%
1-Jul-15
JP5LDP3A
Retail
0.00
2,230,000
10,342
185
CA
5.34%
11-Mar-15
JP5LDP3A
Industrial
0.00
2,183,717
12,271
186
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
2,141,640
11,865
187
TX
5.57%
1-Jul-15
JP5LDP3A
Retail
0.00
2,100,000
9,739
188
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
2,075,901
11,501
189
TX
5.59%
1-Aug-15
JP5LDP3A
Retail
0.00
1,995,997
11,469
190
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
1,995,704
11,056
191
NY
5.90%
1-Jul-15
JP5LDP3A
Industrial
0.00
1,987,456
14,213
192
AL
5.71%
1-Mar-15
JP5LDP3B
Mobile Home Park
0.00
1,991,311
11,650
193
VA
5.50%
1-May-15
JP5LDP3A
Retail
0.00
1,985,205
12,282
194
IN
5.55%
1-Jul-15
JP5LDP3B
Multifamily
0.00
1,940,000
8,973
195
SC
5.22%
1-Jul-15
JP5LDP3B
Multifamily
0.00
1,920,000
8,352
196
CA
5.58%
1-Aug-15
JP5LDP3A
Retail
0.00
1,894,435
11,759
197
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
1,882,228
10,428
198
SC
5.99%
1-Jun-15
JP5LDP3A
Retail
0.00
1,843,183
11,080
B
199
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
1,810,632
10,031
200
WA
5.67%
1-Jul-15
JP5LDP3A
Office
0.00
1,794,820
10,413
201
AL
5.59%
1-May-15
JP5LDP3B
Multifamily
0.00
1,791,070
10,322
B
202
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
1,781,565
9,870
203
TX
5.20%
11-Jul-15
JP5LDP3B
Multifamily
0.00
1,754,372
9,664
204
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
1,746,989
9,679
205
TX
5.42%
1-Jul-15
JP5LDP3B
Multifamily
0.00
1,717,327
10,511
B
206
SC
5.63%
1-Aug-15
JP5LDP3A
Self Storage
0.00
1,696,627
9,792
207
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
5.46%
1-Jul-15
JP5LDP3A
Retail
0.00
1,675,000
7,621
208
IN
5.82%
1-Jul-15
JP5LDP3A
Retail
0.00
1,615,496
9,526
209
SC
5.63%
1-Aug-15
JP5LDP3A
Self Storage
0.00
1,596,826
9,216
210
MN
5.56%
1-Jul-15
JP5LDP3A
Retail
0.00
1,595,278
9,145
B
211
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
1,561,609
8,651
212
UT
5.54%
1-Jul-15
JP5LDP3A
Self Storage
0.00
1,535,435
8,783
213
NH
5.85%
1-Aug-15
JP5LDP3A
Office
0.00
1,520,734
9,686
214
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
1,503,992
8,332
215
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
1,424,723
7,893
216
GA
5.44%
1-Aug-15
JP5LDP3A
Office
0.00
1,382,562
15,152
217
OH
5.49%
1-Jul-15
JP5LDP3A
Office
0.00
1,395,803
7,940
218
NC
5.78%
1-Jul-15
JP5LDP3A
Self Storage
0.00
1,362,287
8,631
B
219
FL
5.41%
1-Jul-15
JP5LDP3A
Office
0.00
1,296,032
7,308
220
GA
5.28%
1-Jun-15
JP5LDP3B
Multifamily
0.00
1,284,456
7,147
221
LA
5.83%
1-Jun-20
JP5LDP3A
Retail
0.00
1,262,423
10,684
222
NC
5.42%
1-Jul-15
JP5LDP3B
Multifamily
0.00
1,256,163
7,091
223
IL
4.85%
1-Aug-10
JP5LDP3A
Retail
0.00
1,240,000
5,012
224
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
1,229,354
6,811
225
CO
5.71%
1-Jul-15
JP5LDP3A
Retail
0.00
1,207,642
7,193
226
GA
5.55%
1-Jun-15
JP5LDP3A
Office
0.00
1,192,900
7,405
227
CA
5.26%
11-Aug-15
JP5LDP3B
Multifamily
0.00
1,191,266
6,600
228
OH
5.30%
1-Jul-15
JP5LDP3B
Mobile Home Park
0.00
1,126,465
6,275
229
PA
5.60%
11-Jul-15
JP5LDP3A
Mobile Home Park
0.00
1,095,258
6,821
230
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
GA
5.53%
1-Aug-15
JP5LDP3A
Retail
0.00
1,057,851
6,039
231
TN
5.87%
1-Jun-15
JP5LDP3B
Multifamily
0.00
996,216
5,912
232
2,020,881,269
9,708,203
4,400
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
Not Avail
Not Avail Not Avail
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Defeased Loans
Statement Date:
Disclosure
Control #
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
17-Oct-05
17-Oct-05
15-Sep-05
15-Nov-05
30-Sep-05
Commercial Mortgage Pass-Through Certificates
Series 2005 - LDP3
ABN AMRO Acct: 722927.1
Defeased Loans
Statement Date:
Disclosure
Control #
14-Oct-2005 - 08:51 (X176-X202) (c) 2005 LaSalle Bank N.A.